                                  EXHIBIT 99.1


                             CONTRIBUTION OF ASSETS
                           AND ORGANIZATION AGREEMENT


         This Contribution of Assets and Organization Agreement ("Agreement") is entered into as of this 1 day of August 2002 between Data Cablevision, Inc., a Nevada corporation ("Corporation"), and AMRESCO Commercial Finance, Inc. ("Amresco"), a Nevada corporation, Ron Coleman, Thomas Nix, Lawrence Wilk, William Brinkmeier and Nanci Sue Harvey-Brinkmeier (each a "Founder" and collectively, the "Founders"). VisionComm, Inc., a Delaware corporation ("VCI"), and C-3D Digital, Inc., a Utah corporation ("C-3D"), join this Agreement exclusively for purposes of providing the agreements, representations and consent set forth in Sections 5 (VCI only), 6 and 7 only.

                                    RECITALS
                                    --------

                  A. The Founders are each creditors of VCI and together hold $3,428,082 of outstanding indebtedness and other claims (the "Indebtedness") owed to them, as a group, by VCI. Schedule I attached hereto sets forth the nature and amount of Indebtedness owed by VCI to each Founder, and the loan documents that evidence such Indebtedness.

                  B. The Corporation desires to acquire all of the Indebtedness owed to the Founders by VCI.

                  C. This Agreement is being entered into by the parties as a unified plan of contribution that is intended to qualify for non-recognition treatment under Section 351 of the Internal Revenue Code of 1986, as amended.

                                    AGREEMENT
                                    ---------

         It is agreed as follows:

         INCORPORATION OF RECITALS. The recitals to this Agreement are incorporated into and made part of this Agreement.

CONTRIBUTION OF ASSETS.
----------------------
CONTRIBUTION. Each Founder, severally and not jointly, hereby transfers and contributes, without recourse, to the Corporation, and the Corporation agrees to accept as a capital contribution, all of the Founder's right title and interest in and to the Indebtedness (and only the Indebtedness) held by the Founder as set forth on Schedule I and the documents evidencing and/or securing such Indebtedness (collectively, the "Assets"). Except as otherwise provided herein, the Assets are transferred to the Corporation on an "as is", "where is" basis, with all faults and without representations, express or implied, of any type, kind, character, or nature, and without warranties, express or implied, of any type, kind, character or nature and without recourse, express or implied, of any kind, type, character or nature. Any documents that evidence the Indebtedness as set forth on Schedule I shall remain in full force and effect in accordance with their respective terms, and any security interests and liens created by the loan documents shall not, in any manner be affected or impaired hereby.

CONSIDERATION FOR CONTRIBUTION; DELIVERY OF SHARES OF COMMON STOCK. In exchange for the Assets, and in consideration of organizational services rendered by Amresco, Thomas Nix and Lawrence Wilk, the Corporation shall deliver to each Founder shares ("Shares") of the Corporation's Series A Common Stock and Series B Common Stock in the amounts and as allocated on Schedule I attached hereto. The Series A Common Stock and Series B Common Stock shall have the rights set forth in the Articles of Incorporation of the Corporation attached hereto as Exhibit A.

REPRESENTATIONS AND WARRANTIES OF FOUNDERS. As a material inducement to each party to enter into this Agreement, each Founder severally and not jointly makes the following representations and warranties to the Corporation:

AUTHORIZATION. This Agreement is the legal, valid, binding obligation of the Founder, enforceable in accordance with its terms, subject to judicial discretion regarding specific performance or other equitable remedies and except as may be limited by bankruptcy or other similar laws.

NO VIOLATIONS. Neither the contribution of the Assets nor the execution, delivery or consummation of this Agreement will violate, be in conflict with or constitute a default by the Founder under any other Agreement or instrument which the Founder or any of the Founder's property may be bound.

GOOD TITLE. The Founder is the owner of, and has the right to transfer to the Corporation, all of the Assets, attributed to the Founder on Schedule I, free and clear from any lien, encumbrance, security agreement, title retention or other device.

INVESTMENT AND RELATED REPRESENTATIONS. The Founder is aware that neither the Shares nor the offer or sale thereof to the Founder has been registered under the Securities Act of 1933, as amended ("Securities Act"), or under any state securities law. The Founder understands that the Shares will be characterized as "restricted" securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Founder agrees that he will not sell all or any portion of the Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The Founder understands that each certificate for the Shares issued to the Founder or to any subsequent transferee shall be stamped or otherwise imprinted with an appropriate legend summarizing the restrictions described in this Section 3.4 and that the Corporation shall refuse to transfer the Shares except in accordance with such restrictions.

                  3.5 NO OTHER INDEBTEDNESS TRANSFERRED. The Founder agrees that it has not and shall not transfer to the Corporation any additional indebtedness owed by VCI to the Founder that is not set forth on Schedule I.

FURTHER DELIVERIES AND ASSURANCES. The Founder agrees to deliver or cause to be delivered any and all assignments, documents or instruments reasonably required to give effect to the transactions contemplated by this Agreement, including, but not limited to, the Bill of Sale attached hereto as Exhibit "B" and such financing statements or amendments thereto as required.

REPRESENTATIONS AND CONSENT OF VCI. VCI hereby represents and warrants that all of the Indebtedness set forth on Schedule I is currently outstanding and payable by VCI to the Founders without offset, defenses or counterclaims. VCI hereby consents to the transfer of the Indebtedness to the Corporation and agrees that
(i) the Corporation shall be the bona fide holder of the Indebtedness and (ii) the entire amount of the Indebtedness shall be hereafter due and payable by VCI to the Corporation without offset, defense or counterclaim.

MUTUAL RELEASES.
---------------
GENERAL RELEASES BETWEEN ALL PARTIES. As an inducement to each other Party (as defined below) to enter into this Agreement, each of the Founders and VCI and C-3D (each a "Party" and collectively the "Parties") hereby agrees to release all of the other Parties and their officers, directors, trustees, beneficiaries, affiliates, successors and assigns, partners, shareholders, agents, employees, attorneys, and representatives (collectively, the "Representatives") from any and all claims, debts, demands, actions, suits, accounts, rights or causes of action or liabilities whatsoever, including both known claims and unknown claims, that have been or could have been asserted by a Party against another Party or its Representatives up through the date of this Agreement, other than
(i) VCI's obligations to Amresco underlying those secured promissory notes and related security agreements dated August 13, 1997, August 27, 1997, February 6, 1998, April 15, 1998, April 28, 1998, August 27, 1998, December 4, 1998, and
February 25, 1999, and (ii) Brinkmeier's obligations to Amresco related to those secured promissory notes and related security agreements dated August 13, 1997, August 27, 1997, February 6, 1998, April 15, 1998, April 28, 1998, August 27,
1998, December 4, 1998, and February 25, 1999. Each Party expressly waives all rights under section 1542 of the California Civil Code which reads as follows:

                  "1542. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him must have materially affected his settlement with the debtor."

SPECIFIC RELEASES BETWEEN C-3D, WILK, NIX AND BRINKMEIER. As an inducement to each other Specific Release Party (as defined below) to enter into this Agreement, C-3D, Wilk, Nix and Brinkmeier (each a "Specific Release Party" and collectively the "Specific Release Parties") hereby agree to release all of the other Specific Release Parties and its Representatives from any and all claims, debts, demands, actions, suits, accounts, rights or causes of action or liabilities whatsoever, including both known claims and unknown claims, that have been, could have been, or may be asserted by a Specific Release Party against another Specific Release Party or its Representatives based on certain employment contracts ("Employment Contracts") entered into between C-3D and Wilk on December 4, 2000, C-3D and Nix on December 4, 2000, and C-3D and Brinkmeier on December 4, 2000. Each Specific Release Party further agrees that the Employment Contracts, and all of their rights thereunder, shall terminate effective as the execution and delivery of this Agreement. Each Specific Release Party expressly waives all rights under section 1542 of the California Civil Code which reads as follows:

                  "1542. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him must have materially affected his settlement with the debtor."

MISCELLANEOUS.
-------------
EFFECT OF HEADINGS. The subject headings of the paragraphs and subparagraphs of this Agreement are included for convenience only and shall not affect the construction or interpretation of any of its provisions. ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the Party making the waiver.

COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SCHEDULES AND EXHIBITS. All Schedules and Exhibits attached hereto or referred to herein are hereby incorporated by reference in this Agreement and are made a part hereof.

PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any Party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any Party to this Agreement.

ASSIGNMENT. This Agreement shall be binding on, and shall inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and assigns.

GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the Parties.

ATTORNEYS' FEES. In the event of any action arising out of or pertaining to this Agreement or the rights and duties of any person in relation thereto, in addition to such other relief that may be granted, the prevailing Party shall be entitled to receive a reasonable sum as and for his attorneys' fees as the court may award.

                  7.10 INTENT OF PARTIES. It is the intention of the Founders that the assignment, transfer and conveyance herein contemplated constitute a transfer of the Assets from the Founders to the Corporation and that the beneficial interest in and title to such Assets not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against any Founder under any bankruptcy law. The Founders and the Corporation intend that the conveyance by the Founders to the Corporation of all their right, title and interest in and to the Assets pursuant to this Agreement shall be, and be construed as, a sale of the Assets by the Founders to the Corporation. It is, further, not intended that such conveyance be deemed to be a pledge of the Assets by the Founders to the Corporation to secure a debt or other obligation of the Founders.

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the day and year first above written.

                                    "CORPORATION"

                                    DATA CABLEVISION, INC.,
                                    a Nevada corporation


                                    By:________________________________
                                    Name:  ____________________________
                                    Its:  President and Chief Executive Officer


                                    "FOUNDERS"

                                    AMRESCO COMMERCIAL FINANCE, INC.
                                    a Nevada corporation

                                    By:________________________________
                                    Name:  ____________________________
                                    Its:  _____________________________


                                   /S/ RONALD L. COLEMAN
                                    -----------------------------------------
                                    RONALD L. COLEMAN, an individual

                                    /S/ THOMAS NIX
                                    -----------------------------------------
                                    THOMAS NIX, an individual

                                    /S/ LAWRENCE WILK
                                    -----------------------------------------
                                    LAWRENCE WILK, an individual

                                    /S/ WILLIAM J. BRINKMEIER
                                    ------------------------------------------
                                    WILLIAM J. BRINKMEIER, an individual

                                    /S/ NANCI SUE HARVEY-BRINKMEIER
                                    ------------------------------------------
                                    NANCI SUE HARVEY-BRINKMEIER, an individual


                                    "VCI" and "C-3D" (AS TO SECTIONS 5
                                    (VCI ONLY), 6 AND 7 ONLY)

                                    VISIONCOMM, INC.,
                                    a Delaware  corporation

                                    By:________________________________
                                    Name:  _____________________________
                                    Its:  _______________________________


                                    C3D-DIGITAL, INC.,
                                    a Utah corporation

                                    By:   /S/ Chandos Mahon
                                          --------------------------------------
                                    Name:  Chandos Mahon
                                    Its:  President & Chief Executive Officer

EXHIBIT "A"

ARTICLES OF INCORPORATION
OF
DATA CABLEVISION, INC.


         FIRST:  The name of the corporation is Data Cablevision, Inc.

         SECOND: The name and street address of the corporation's resident agent is Gregg P. Barnard, 6100 Neil Road, Suite 500, Reno, Nevada 89511.

         THIRD: The nature of the business, or objects or purposes to be transacted, promoted or carried on by the corporation is to engage in any lawful activity under Nevada law.

         FOURTH: The aggregate number of shares of all classes of capital stock which this corporation shall have authority to issue is 52,000,000 consisting of Fifty Million (50,000,000) shares of Class A Common Stock with a par value of $.01 per share and Two Million (2,000,000) shares of Class B Common Stock with a par value of $.01 per share.

         The following is a statement of the powers, voting powers, preferences and relative, participating, optional, conversion, special and other rights in respect of the shares of each class of stock, and the qualifications, limitations and restrictions thereof.

         Except as expressly otherwise provided below, the Class A Common Stock and Class B Common Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters:

         Section 1. VOTING. Until the Effective Date of the Conversion Event, each as defined below, the Class A Common Stock shall be non-voting.

         Section 2. LIQUIDATION. Until the Effective Date of the Conversion Event, in the event of any liquidation, dissolution or winding up of the Corporation, the holders of the outstanding shares of Class B Common Stock shall be entitled to receive out of the assets and funds of the Corporation available for distribution to its stockholders, a liquidation preference in the aggregate amount of $1,147,994.59 (the "Liquidation Preference"). After payment or distribution of the Liquidation Preference, the remaining assets and funds of the Corporation available for distribution to its stockholders shall be distributed ratably among the holders of the outstanding shares of Class A Common Stock according to the respective number of shares held by them without regard to class. For the purposes of this paragraph, the merger or sale of substantially all of the assets of the Corporation shall not be considered an event requiring payment of the Liquidation Preference.

         Section 3. CONVERSION. Each share of Class B Common Stock issued and outstanding shall be converted into one and one-half (1.5) fully paid and nonassessable shares of Class A Common Stock as of 5:00 p.m. Pacific Time on the date of the Conversion Event (the "Effective Date"). On the Effective Date the holders of Class B Common Stock shall be deemed to have become a holder of record of the Class A Common Stock into which his Class B Common Stock was convertible. On the Effective Date, (i) the shares of Class B Common Stock to be converted shall be converted into shares of Class A Common Stock without any further action by the holder of such shares and whether or not the certificates representing such shares of Class B Common Stock are surrendered to the Corporation or its transfer agent, (ii) the shares of Class B Common Stock represented thereby shall no longer be deemed outstanding and (iii) the right to receive distributions thereon shall cease to accrue and all rights with respect to the shares of Class B Common Stock so converted shall forthwith cease except only the right of the holder thereof to receive shares of Class A Common Stock upon conversion and to receive distributions, if any, previously declared and to which the holder is entitled as a holder of record on a date prior to the Effective Date. Upon the conversion of shares of Class B Common Stock, the holder of such shares of Class B Common Stock shall surrender the certificates representing such shares of Class B Common Stock at the principal office of the Corporation or of any transfer agent for the Class A Common Stock. Thereupon, there shall be issued and delivered, to or in accordance with the instructions of such holder, a new certificate or certificates for the number of shares of Class A Common Stock into which the shares of Class B Common Stock surrendered were converted; provided, however, that until such exchange, the certificates representing the shares of Class B Common Stock so converted shall be deemed on and after the Conversion Date to represent the shares of Class A Common Stock into which such shares of Class B Common Stock were converted.

         The Corporation will not, by amendment to its Articles of Incorporation or through any merger, consolidation or reorganization, recapitalization, dissolution, issue or sale of assets or securities or any other voluntary action, impair or seek to impair the conversion rights of the holders of the Class B Common Stock, but will at all times in good faith assist in the carrying out of all the provisions of this Article FOURTH and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Class B Common Stock against impairment.

         The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Class A Common Stock and solely for the purpose of effecting the conversion of the Class B Common Stock, such number of its shares of Class A Common Stock as shall be issuable upon the conversion of all outstanding shares of Class B Common Stock.

         Shares of Class B Common Stock that have been converted into shares of Class A Common Stock pursuant to the provisions hereof shall, after such conversion, be cancelled and shall not be reissued.

         Section 4. DIVIDENDS. Until the Effective Date of the Conversion Event, no distribution (payable in cash, stock or otherwise) may be declared or paid.

         Section 5. NO REDEMPTION. In no event shall any shares of Common Stock be called for redemption.

         Section 6. "CONVERSION EVENT" DEFINED. "Conversion Event" shall mean the payment in full of all principal, interest and all other amounts that may be due and owing under and the performance of the terms, conditions and covenants by the Corporation of that certain Loan Modification Agreement, dated as of August 1, 2002, by and between AMRESCO Commercial Finance, Inc., a Nevada corporation, and the Corporation.

         FIFTH: The governing board of the Corporation shall be known as the Board of Directors, and its members shall be known as directors, and the number of directors of the Corporation shall be not less than one (1) nor more than ten
(10). The exact number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). The name and post office box or street address, either residence or business, of each member of the initial Board of Directors is as follows:

                  NAME                         ADDRESS
                  ----                         -------

                 Thomas Nix           17000 Seventeen Mile Road
                                      Suite 150
                                      Clinton Township, Michigan 48038

              Lance Chitwood          6000 Fairview Rd
                                      Suite 300
                                      Charlotte, North Carolina  28210

The initial Board of Directors will serve as Directors until the first annual meeting of the shareholders, or until their successors are elected and qualified.

         SIXTH:  Cumulative voting shall not be permitted by the corporation.

         SEVENTH: The name and post office box or street address of the incorporator signing the articles of incorporation is as follows:

                  Gregg P. Barnard
                  6100 Neil Road, Suite 500
                  Reno, Nevada 89511

         EIGHTH:  The corporation shall have perpetual existence.

         NINTH: In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized as follows:

                  (i) Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the corporation.

                  (ii) To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

                  (iii) By resolution passed by a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution or in the bylaws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name and names as may be stated in the bylaws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

                  (iv) When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders' meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deem expedient and for the best interest of the corporation.

         TENTH: Meetings of stockholders may be held outside the State of Nevada, if the bylaws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

         ELEVENTH: The personal liability of a director or officer to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer shall be eliminated to the fullest extent permissible under Nevada law.

         If the Nevada Revised Statutes are hereinafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, so as amended.

         Any repeal or modification of the foregoing provisions of Article ELEVENTH by the stockholders of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing prior to the date when such repeal or modification becomes effective.

         TWELFTH: This corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed by statute, or by the articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

         THE UNDERSIGNED, being the incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, does make and file these articles of incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set his hand this 1st day of August, 2002.



                                            /S/ Gregg P. Barnard
                                            ------------------------------------
                                            Gregg P. Barnard, Incorporator

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

         The undersigned hereby accepts appointment as Resident Agent for Data Cablevision, Inc. in accordance with Section 78.090 of the Nevada General Corporation Law.




Dated:  August 1, 2002     By:

         /S/ Gregg P. Barnard
         ------------------------------------
         Gregg P. Barnard


SCHEDULE I

------------------------------------------- ----------------------------------------- --------------------------------------
                                                                                      NUMBER OF SHARES
NAME AND ADDRESS                            NATURE AND AMOUNT OF                      RECEIVED BY FOUNDER
OF FOUNDER                                  INDEBTEDNESS CONTRIBUTED                  FOR ASSETS CONTRIBUTED
------------------------------------------- ----------------------------------------- --------------------------------------
AMRESCO COMMERCIAL FINANCE, INC.            $398,587 of accrued interest on the       698,587 shares of Series A Common
                                            notes dated Aug. 13, 1997, Aug. 27,       Stock
                                            1997, Feb. 6, 1998, Apr. 15, 1998, Apr.
                                            28, 1998, Aug. 27, 1998, Dec. 4, 1998,
                                            Feb. 25, 1999, and organizational
                                            services rendered.
------------------------------------------- ----------------------------------------- --------------------------------------
AMRESCO COMMERCIAL FINANCE, INC.            $1,067,995 of principal and accrued       1,067,995 shares of Series B Common
                                            interest on the notes dated Aug. 13,      Stock
                                            1997, Aug. 27, 1997, Feb. 6, 1998, Apr.
                                            15, 1998, Apr. 28, 1998, Aug. 27, 1998,
                                            Dec. 4, 1998, Feb. 25, 1999, minus
                                            amount received from sales of assets
                                            secured by the above notes.
------------------------------------------- ----------------------------------------- --------------------------------------
RON COLEMAN                                 $1,360,000 of principal and accrued       1,360,000 shares of Series A Common
                                            interest on note dated December 30,       Stock
                                            2000.
------------------------------------------- ----------------------------------------- --------------------------------------
THOMAS NIX                                  $42,000 of accrued compensation, waiver   798,012 shares of Series A Common
                                            of future rights under employment         Stock
                                            contract and organizational services
                                            rendered
------------------------------------------- ----------------------------------------- --------------------------------------
LAWRENCE WILK                               $42,000 of accrued compensation, waiver   798,012 shares of Series A Common
                                            of future rights under employment         Stock
                                            contract and organizational services
                                            rendered
------------------------------------------- ----------------------------------------- --------------------------------------
WILLIAM J. BRINKMEIER &                     $463,000 of principal and accrued         517,500 shares of Series A Common
NANCI SUE HARVEY-BRINKMEIER:                interest on notes dated Feb. 10, 2000,    Stock
5414 Guinevere Dr.,                         Aug. 10, 2000, Aug. 28, 2000, Aug. 31,
St. Charles, Missouri 63304                 2000, Sep. 6, 2000, Sep. 28, 2000, Oct.
                                            5, 2000, Oct. 9, 2000, Nov. 3, 2000,
                                            Nov. 16, 2000, Nov. 22, 2000, Nov. 30,
                                            2000, Dec. 19, 2000, Jan. 30, 2001,
                                            Feb. 2, 2001, Mar. 1, 2001, and $54,500
                                            of accrued compensation  and waiver of
                                            future rights under employment contract.
------------------------------------------- ----------------------------------------- --------------------------------------

exhibit "B"

BILL OF SALE

         This Bill of Sale is made as of this 1st day of August 2002 by and between Data Cablevision, Inc., a Nevada corporation ("Purchaser"), and __________________ ("Seller").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby sell, assign, grant, convey, set over, confirm and deliver to Purchaser and its successors and assigns forever, all of Seller's right, title and interest in and to the "Indebtedness") set forth on Schedule 1 attached hereto, free and clear of any and all liens, claims and encumbrances of any kind.

         Simultaneously with the execution and delivery hereof and from time to time thereafter, Seller will execute and deliver to Purchaser such additional documents of transfer with respect to the Indebtedness as Purchaser may reasonably require in order to effectuate this transaction.

         IN WITNESS WHEREOF, the Seller has caused this instrument to be executed on the date first above written.



                                                     --------------------

                                                              "SELLER"